FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 11, 2002


                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)




   Virginia                      54-1837743                   001-13731
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)



Item 9. Regulation FD Disclosure


1. On July 11, 2002, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing that it expects earnings for the second quarter ended June 30, 2002 of at least $0.30 per share. The entire text of that press release is being filed herewith and attached as Exhibit 99.1

Ex. 99.1 Press Release dated July 11, 2002.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

By: /s/ Emanuel J. Friedman
Chairman and Co-Chief Executive Officer